                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   4
     Portfolio of Investments....................   5
     Statement of Assets and Liabilities.........  11
     Statement of Operations.....................  12
     Statement of Changes in Net Assets..........  13
     Financial Highlights........................  14
     Notes to Financial Statements...............  16
     Report of Independent Accountants...........  19
     Dividend Reinvestment Plan..................  20

    ACD ANR 2/97

                            LETTER TO SHAREHOLDERS


                                                [PHOTO OF DON G. POWELL AND
                                                    DENNIS J. McDONNELL]

                                           DON G. POWELL AND DENNIS J. MCDONNELL
February 10, 1997

Dear Shareholder,

  The high yield corporate bond
market, which is influenced by the
stock and bond markets, was the
one of the best performing sectors
of the domestic fixed-income mar-
ket in 1996. Strong corporate
earnings helped boost high yield
bond prices throughout the year
and offset some of the negative
effects of a weaker Treasury bond
market during the first six
months.
  Treasury bond prices fell in the
first six months of 1996 due to
fears that strong economic growth
would spur the Federal Reserve
Board to raise interest rates.
When second-quarter growth (real
gross domestic product, adjusted
for inflation) was reported to
have risen 4.7 percent, long-term
Treasury bond yields, which move
in the opposite direction of bond
prices, jumped above 7.0 percent.
High yield bonds outperformed
Treasuries because a growing econ-
omy often improves their credit
prospects, and their high coupon
payments usually act as a buffer
against rising interest rates.
  Early in the third quarter the scenario shifted. Stocks suffered a temporary setback but bounced back and rallied through year end. Bonds recovered as GDP slowed to a 2.0 percent pace. Concerns about increasing price pressures and Fed tightening receded, and the 30-year Treasury bond yield fell to approxi-mately 6.6 percent in late October, where it remained at year end.

PORTFOLIO STRATEGY

  The Van Kampen American Capital Income Trust invests in a portfolio com-prised primarily of high yield corporate bonds and U.S. government securities. Throughout 1996, high yield bonds accounted for about 50 percent of the Trust's portfolio, and U.S. government or government agency securities consti-tuted 41 percent of assets. Cash equivalents and minor equity positions ac-counted for the remaining assets. This allocation of bonds was a winning strategy in 1996. High yield securities provided a high level of income, which cushioned the decline in Treasury bond prices when interest rates rose. Gov-ernment bonds, in turn, appreciated in price when rates fell in the fourth quarter.
  During 1996, we emphasized B-rated securities, which provide more income than BB-rated bonds, the highest quality rating within the non-investment grade category. As of December 31, 1996, B-rated bonds comprised about 38.5 percent of the Trust's portfolio. We do not expect to increase that percentage during the early part of 1997 as the yield spread between quality securities, such as governments, and lower-rated securities has narrowed. With the spread difference currently as tight as it is, we do not feel that the investor is adequately compensated for the additional risk.
                                                          Continued on page two

  Strong performers among our high yield bonds included Outlet Broadcasting, GPA Group (an Irish aircraft leasing company), Unisys Corp., and Robertson Ceco Corp., a metals fabricator whose business was so brisk in 1996 that the company was able to exercise its call option on the bond. Among the strongest sectors were steel, paper, energy, media, and consumer products, including homebuilders, textile manufacturers, and casino operators.

                           [PIE CHARTS APPEAR HERE]

Portfolio Composition by Credit Quality
as a Percentage of Long-Term Investments

as of December 31, 1996                    as of June 30, 1996

AAA and U.S. Govt. & Agency   41.9%        AAA and U.S. Govt. & Agency   45.1%
BBB                            1.6%        BBB                            0.7%
BB                             8.4%        BB                             7.5%
B                             38.5%        B                             37.6%
CCC                            3.8%        CCC                            2.7%
Non-Rated                      4.9%        Non-Rated                      6.4%
Other                          0.9%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


PERFORMANCE SUMMARY

  For the 12-month period ended December 31, 1996, the Trust generated a total return of 12.95 percent/1/. This performance reflects an increase in market price per common share from $7.25 on December 31, 1995 to $7.50 on December 31, 1996, plus reinvestment of dividends totaling $.66125 per share. Based on the normal monthly dividend of $.05375 per share and the closing common stock price on December 31, 1996, the Trust generated a distribution rate of 8.60 percent/3/.
  By comparison, the Lehman Brothers High Yield Index posted a total annual return of 11.35 percent, while the Lehman Brothers Government Index returned
2.77 for the year. Keep in mind that both indices are broad-based, unmanaged indices that reflect the general performance of high yield bonds and/or gov-ernment securities. Neither index includes any commissions or fees that an in-vestor would pay to purchase the securities they represent. Please refer to the chart on page four for additional Fund performance results.

OUTLOOK

  We believe that the economy will grow at a modest pace in 1997, near 2.5 percent. Although economic growth could be accompanied by short-term market fluctuation, we do not believe it will be strong enough to reignite price pressures. The results of the November elections reinforce this view--the com-bination of a Democratic president and a Republican Congress should help re-strain potential spending increases and large tax cuts, and therefore keep the budget deficit under control.
  We believe there is a possibility that the Fed will grow more concerned about the economy's strength and nudge interest rates higher, though not be-fore March. The stock

                                                        Continued on page three
market is another factor that will influence the performance of the high yield bond market this year. If stocks continue to advance, we believe the high yield bond market will reap a large percentage of that gain, as it has in the past. If stocks fall, we believe the income component of the high yield market may help offset some of the negative effects of that decline. We also expect that there will be continued strong demand for U.S. bonds by overseas investors.
  Overall, our expectation is that most fixed-income products will have rela-tively uneventful performance during the year. While we expect the Trust to provide regular dividend income, we do not look for significant fluctuations in share price.

CORPORATE NEWS

  As you may be aware, shareholders approved the acquisition of VK/AC Holding, Inc. by Morgan Stanley Group Inc. We believe this acquisition will further help investors achieve their long-term goals. Morgan Stanley's strong global pres-ence and commitment to superior investment performance complement our broad range of investment products, money management capability, and high level of service. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

                   VAN KAMPEN AMERICAN CAPITAL INCOME TRUST
                           NYSE TICKER SYMBOL -- ACD

 COMMON SHARE TOTAL RETURNS
 One-year total return based on market price/1/.......................... 12.95%
 One-year total return based on NAV/2/...................................  8.61%

 DISTRIBUTION RATE
 Distribution rate as a % of closing common stock price/3/...............  8.60%

 SHARE VALUATIONS
 Net asset value......................................................... $ 7.93
 Closing common stock price.............................................. $7.500
 One-year high common stock price (12/11/96)............................. $7.750
 One-year low common stock price (07/02/96).............................. $7.125

/1/Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

/2/Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 in Local
 Currency
 (000)    Description                                                      Coupon  Maturity Market Value
--------------------------------------------------------------------------------------------------------
          DOMESTIC CORPORATE BONDS 47.1%
          CONSUMER DISTRIBUTION 5.6%
      300 Americold Corp. (b)....................................   12.875/13.875% 05/01/08 $    307,500
      700 Big 5 Holdings, Inc....................................          13.625  09/15/02      735,000
      450 Big V Supermarkets, Inc................................          11.000  02/15/04      414,000
      500 Brylane Capital Corp...................................          10.000  09/01/03      515,000
      750 Cole National Group, Inc...............................          11.250  10/01/01      825,000
      125 CompUSA, Inc...........................................           9.500  06/15/00      128,438
      550 Finlay Enterprises (b).................................        0/12.000  05/01/05      456,500
      250 Guitar Center Management Co., Inc., 144A Private
          Placement (c)..........................................          11.000  07/01/06      265,000
      750 Pathmark Stores, Inc...................................          11.625  06/15/02      765,000
      500 Petro PSC Properties LP/ Petro Finance.................          12.500  06/01/02      508,750
    1,400 Specialty Retailers, Inc...............................          11.000  08/15/03    1,466,500
      325 Thrifty Payless........................................          12.250  04/15/04      377,000
                                                                                            ------------
                                                                                               6,763,688
                                                                                            ------------
          CONSUMER DURABLES 2.3%
      500 Aetna Industries, Inc..................................          11.875  10/01/06      537,500
      200 Blue Bird Body Co., 144A Private Placement (c).........          10.750  11/15/06      209,000
    1,000 Marvel Holdings, Inc. (d)..............................           *      04/15/98      155,000
      500 MCII Holding USA, Inc., 144A Private Placement (b) (c).        0/12.000  11/15/02      412,500
      750 MDC Holdings, Inc......................................          11.125  12/15/03      753,750
      750 Oriole Homes Corp......................................          12.500  01/15/03      735,000
                                                                                            ------------
                                                                                               2,802,750
                                                                                            ------------
          CONSUMER NON-DURABLES 4.4%
      850 Consoltex Group........................................          11.000  10/01/03      854,250
      500 Curtice Burns Foods, Inc...............................          12.250  02/01/05      518,750
    1,000 Dan River, Inc.........................................          10.125  12/15/03    1,005,000
      100 Dr. Pepper Bottling Co. (b)............................        0/11.625  02/15/03       94,000
      250 Genesco, Inc...........................................          10.375  02/01/03      254,375
      500 Health O Meter, Inc....................................          13.000  08/15/02      565,000
    1,850 Synthetic Industries...................................          12.750  12/01/02    2,039,625
                                                                                            ------------
                                                                                               5,331,000
                                                                                            ------------
          CONSUMER SERVICES 8.8%
      250 Act III Theaters.......................................          11.875  02/01/03      271,250
      750 Alliance Gaming Group..................................          12.875  06/30/03      800,625
      250 Busse Broadcasting Corp................................          11.625  10/15/00      253,750
      150 Carrols Corp...........................................          11.500  08/15/03      158,625
      250 Casino Magic Corp......................................          11.500  10/15/01      225,000

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 in Local
 Currency
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          CONSUMER SERVICES (CONTINUED)
      500 Comcast United Kingdom Cable
          Partners, Ltd. (b)............        0/11.200% 11/15/07 $    350,000
      250 Continental Cablevision, Inc..          11.000  06/01/07      286,875
      500 Echostar Satellite Broadcast
          Corp. (b).....................        0/13.125  03/15/04      378,750
      250 Galaxy Telecom................          12.375  10/01/05      265,000
    1,000 Granite Broadcasting Corp.....          12.750  09/01/02    1,092,500
      250 Hollinger International.......           9.250  02/01/06      246,250
      725 Majestic Star Casino L.L.C....          12.750  05/15/03      779,375
      750 Mohegan Tribal Gaming
          Authority of Connecticut......          13.500  11/15/02      982,500
      400 Resorts International Hotel
          Financing, Inc................          11.000  09/15/03      430,500
      500 SFX Broadcasting, Inc.........          10.750  05/15/06      526,250
      500 Showboat Marina Casino........          13.500  03/15/03      550,000
    1,000 South Carolina International
          Services, Inc.................          13.000  10/01/05    1,130,000
    1,000 Stratosphere Corp. (d)........          14.250  05/15/02      940,000
      500 Stuart Entertainment,
          Inc.,144A Private Placement
          (c)...........................          12.500  11/15/04      508,750
      500 Tele Communications, Inc......           9.250  01/15/23      492,800
                                                                   ------------
                                                                     10,668,800
                                                                   ------------
          ENERGY 4.6%
      750 Clark R & M Holdings, Inc.....            *     02/15/00      540,000
      500 Cliffs Drilling Co. ..........          10.250  05/15/03      530,000
      400 Forest Oil Corp...............          11.250  09/01/03      432,000
      750 Gerrity Oil & Gas Corp. ......          11.750  07/15/04      817,500
      250 Giant Industries, Inc.........           9.750  11/15/03      260,000
      325 Global Marine, Inc. ..........          12.750  12/15/99      348,156
      500 KCS Energy, Inc. .............          11.000  01/15/03      542,500
      500 Kelley Oil & Gas Partners Ltd.           7.875  12/15/99      470,000
      500 Maxus Energy Corp. ...........          11.500  11/15/15      521,250
      250 Parker Drilling Co., 144A
          Private Placement (c).........           9.750  11/15/06      263,750
      325 Petroleum Heat & Power, Inc. .          12.250  02/01/05      360,750
      500 Veritas DGC, Inc. ............           9.750  10/15/03      515,000
                                                                   ------------
                                                                      5,600,906
                                                                   ------------
          FINANCE 1.0%
    1,250 Americo Life, Inc. ...........           9.250  06/01/05    1,243,750
                                                                   ------------
          HEALTH CARE 1.1%
      500 Maxxim Medical, Inc., 144A
          Private Placement (c).........          10.500  08/01/06      522,500
      250 Ornda Healthcorp..............          12.250  05/15/02      266,250
      500 Tenet Healthcare Corp. .......          10.125  03/01/05      552,500
                                                                   ------------
                                                                      1,341,250
                                                                   ------------

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 in Local
 Currency
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          PRODUCER MANUFACTURING 7.7%
     350  Clark Material Handling Corp., 144A
          Private Placement (c)..............     10.750% 11/15/06 $    364,000
     750  Exide Electronics Group, Inc.
          (Including 750 common stock
          warrants convertible into 3,863
          common shares at a strike price of
          $13.475 expiring 03/15/06).........     11.500  03/15/06      821,250
     500  Figgie International, Inc. ........      9.875  10/01/99      519,375
     500  Foamex L.P./Foamex Capital Corp. ..     11.875  10/01/04      537,500
     750  GS Technologies Operating, Inc. ...     12.000  09/01/04      779,063
     500  IMO Industries, Inc. ..............     11.750  05/01/06      465,000
     250  Interlake Corp. ...................     12.000  11/15/01      268,750
   1,000  Interlake Corp. ...................     12.125  03/01/02    1,035,000
     500  International Knife & Saw, Inc.,
          144A Private Placement (c).........     11.375  11/15/06      517,500
     250  RayoVac Corp., 144A Private
          Placement (c)......................     10.250  11/01/06      256,250
   1,667  Robertson Ceco Corp................     12.000  11/30/99    1,667,422
   1,583  Thermadyne Holdings Corp. .........     10.250  05/01/02    1,614,660
     500  Wilcox & Gibbs, Inc., 144A Private
          Placement (c)(e)...................     12.250  12/15/03      502,500
                                                                   ------------
                                                                      9,348,270
                                                                   ------------
          RAW MATERIALS/PROCESSING
          INDUSTRIES 5.5%
     500  Indspec Chemical Corp. (b).........   0/11.500  12/01/03      455,000
     500  International Cabletel, Inc. (b)...   0/12.750  04/15/05      373,750
     250  International Cabletel, Inc. (b)...   0/11.500  02/01/06      170,000
     950  Mail-Well Envelope Corp. ..........     10.500  02/15/04      945,250
     750  NL Industries, Inc. (b)............   0/13.000  10/15/05      648,750
   1,000  Pioneer Americas Acquisition Corp..     13.375  04/01/05    1,137,500
     250  Plastic Specialty & Technical, Inc.     11.250  12/01/03      263,125
     500  Printpack, Inc., 144A Private
          Placement (c)......................     10.625  08/15/06      521,250
     200  S.D. Warren Co. ...................     12.000  12/15/04      216,000
     750  Sweetheart Cup, Inc. ..............     10.500  09/01/03      785,625
   1,000  United Stationers Supply Co. ......     12.750  05/01/05    1,105,000
                                                                   ------------
                                                                      6,621,250
                                                                   ------------
          TECHNOLOGY 3.0%
     150  ComputerVision.....................     11.375  08/15/99      156,000
     500  Dictaphone Corp. ..................     11.750  08/01/05      440,000
     250  Iron Mountain, Inc. ...............     10.125  10/01/06      263,750
   2,604  Unisys Corp. ......................     15.000  07/01/97    2,740,710
                                                                   ------------
                                                                      3,600,460
                                                                   ------------

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 in Local
 Currency
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          TRANSPORTATION 1.3%
     250  International Shipbuilding
          Corp. ........................           9.000% 07/01/03 $    252,500
     250  Moran Transport Co. ..........          11.750  07/15/04      270,000
     250  Sea Containers Ltd. ..........          12.500  12/01/04      273,750
     500  Trism, Inc. ..................          10.750  12/15/00      477,500
     250  ValuJet, Inc. ................          10.250  04/15/01      202,500
                                                                   ------------
                                                                      1,476,250
                                                                   ------------
          UTILITIES 1.8%
     750  AES Corp. ....................          10.250  07/15/06      806,250
     400  Arch Communications Group,
          Inc. (b)......................        0/10.875  03/15/08      228,000
      55  GST Telecommunciations, Inc.,
          144A Private Placement
          (b) (c).......................        0/13.875  12/15/05       43,450
     440  GST USA, Inc. (b).............        0/13.875  12/15/05      259,600
     750  Pricellular Wireless Corp.
          (b)...........................        0/12.250  10/01/03      641,250
     250  USA Mobil Commerce, Inc. .....           9.500  02/01/04      235,000
                                                                   ------------
                                                                      2,213,550
                                                                   ------------
          TOTAL DOMESTIC CORPORATE BONDS                             57,011,924
                                                                   ------------
          FOREIGN BONDS AND DEBT
          SECURITIES 7.9%
          ARGENTINA 0.4%
     500  CIA Trans Energy SA (US$).....           9.625  07/15/99      512,500
                                                                   ------------
          AUSTRALIA 0.4%
     750  Australis Media, Ltd. (US$)
          (b)...........................        0/15.750  05/15/03      438,750
                                                                   ------------
          BRAZIL 0.4%
     500  Klabin Fabricadora De Papel,
          144A Private Placement (US$)
          (c)...........................          11.000  08/12/04      515,000
                                                                   ------------
          CANADA 1.0%
     500  Fonorola, Inc. (US$)..........          12.500  08/15/02      547,500
     150  Fundy Cable Ltd. (US$)........          11.000  11/15/05      159,000
     500  Trizec Finance (US$)..........          10.875  10/15/05      551,875
                                                                   ------------
                                                                      1,258,375
                                                                   ------------
          GERMANY 0.9%
   1,000  Tarkett International GMBH
          (US$) (f).....................           9.000  03/01/02    1,027,500
                                                                   ------------
          INDONESIA 1.6%
     250  FSW International Finance Co.
          BV, 144A Private Placement
          (US$) (c).....................          12.500  11/01/06      264,375
     500  Indah Kiat International
          Finance Co. BV (US$)..........          11.875  06/15/02      548,750
   1,000  Tjiwi Kimia International
          Finance (US$).................          13.250  08/01/01    1,135,000
                                                                   ------------
                                                                      1,948,125
                                                                   ------------

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 in Local
 Currency
 (000)    Description                       Coupon              Maturity Market Value
-------------------------------------------------------------------------------------
          LUXEMBOURG 0.3%
     500  Millicom International
          Cellular SA
          (US$) (b)...............        0/13.500%             06/01/06 $    310,000
                                                                         ------------
          NETHERLANDS 0.7%
     850  Fresh Del Monte Produce
          NV (US$)................          10.000              05/01/03      826,625
                                                                         ------------
          SWEDEN 0.4%
     500  Stena AB (US$)..........          10.500              12/15/05      540,000
                                                                         ------------
          UNITED KINGDOM 1.8%
   1,000  Bell Cablemedia PLC
          (US$) (b)...............        0/11.875              09/15/05      801,250
   1,000  Diamond Cable
          Communications
          (US$) (b)...............        0/11.750              12/15/05      711,250
   1,000  Telewest PLC (US$) (b)..        0/11.000              10/01/07      695,000
                                                                         ------------
                                                                            2,207,500
                                                                         ------------
          TOTAL FOREIGN BONDS AND DEBT SECURITIES.....................      9,584,375
                                                                         ------------
          U.S. GOVERNMENT AND
          GOVERNMENT AGENCY
          OBLIGATIONS 39.6%
    3,000 Federal Farm Credit
          Banks Medium Term Note..           5.425              09/15/03    2,814,600
    6,281 Government National
          Mortgage Association
          Pool....................           7.500  07/15/23 to 08/15/23    6,285,194
    6,893 Government National
          Mortgage Association
          Pool....................           8.000  03/15/17 to 10/15/22    7,040,304
    2,761 Government National
          Mortgage Association
          Pool....................           8.500  01/15/23 to 12/15/24    2,859,370
    7,022 Government National
          Mortgage Association
          Pool....................           9.000  05/15/16 to 12/15/24    7,407,116
    1,301 Government National
          Mortgage Association
          Pool....................           9.500  11/15/09 to 06/15/20    1,404,984
    2,500 U.S. T-Bonds............           7.250              05/15/16    2,643,350
    3,000 U.S. T-Bonds............           7.500              11/15/16    3,250,770
   11,500 U.S. T-Bonds............           8.875              02/15/19   14,281,620
                                                                         ------------
          TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.....     47,987,308
                                                                         ------------

                                               See Notes to Financial Statements

                                                                    Income Trust
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

 Description                                                        Market Value
--------------------------------------------------------------------------------
EQUITIES 2.8%
American Telecasting, Inc. (250 Common Stock Warrants convertible into 1,170 common shares at a strike price of $12.65 expiring
08/10/00) (d)......................................................  $     2,688

Cap Gaming International, Inc. (625 Common Stock Warrants
convertible into 625 common shares at a strike price of $6.50
expiring 02/01/99) (d).............................................            6

FF Holdings Corp. (7,500 Common Shares) (c) (d)....................           75

Finlay Enterprises, Inc. (400 Common Shares) (d)...................        6,200

PanAmSat LP Corp. (1,274 Preferred Shares) (d) (g).................    1,567,602

Supermarkets General Holdings Corp.
(61,550 Preferred Shares) (d) (g)..................................    1,569,525

Time Warner, Inc. (268 Preferred Shares)...........................      290,441
                                                                     -----------
TOTAL EQUITIES.....................................................    3,436,537
                                                                     -----------
TOTAL LONG-TERM INVESTMENTS 97.4%
  (Cost $114,904,298) (a)..........................................  118,020,144

REPURCHASE AGREEMENT 1.2%
Lehman Brothers, Inc. ($1,450,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 12/31/96,
to be sold on 01/02/97 at $1,450,544)..............................    1,450,000

OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%.........................    1,725,200
                                                                    ------------
NET ASSETS 100.0%.................................................. $121,195,344
                                                                    ============

*Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes cost is $114,904,298, the aggregate gross unrealized appreciation is $5,235,920 and the aggregate gross unrealized depreciation is $2,120,074, resulting in net unrealized appreciation of $3,115,846.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) Non-Income producing security.

(e) Security purchased on a when issued or delayed delivery basis.

(f) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(g) Payment-in-kind security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $114,904,298) (Note
1)..............................................................  $118,020,144
Repurchase Agreement (Note 1)...................................     1,450,000
Cash............................................................         4,416
Receivables:
 Interest.......................................................     2,321,722
 Investments Sold...............................................       104,842
Other...........................................................         4,209
                                                                  ------------
  Total Assets..................................................   121,905,333
                                                                  ------------
LIABILITIES:
Payables:
 Investments Purchased..........................................       491,250
 Income Distributions...........................................        95,230
 Investment Advisory Fee (Note 2)...............................        65,699
 Administrative Fee (Note 2)....................................        10,107
 Affiliates (Note 2)............................................         2,050
Accrued Expenses................................................        36,200
Retirement Plan (Note 2)........................................         9,453
                                                                  ------------
 Total Liabilities..............................................       709,989
                                                                  ------------
NET ASSETS......................................................  $121,195,344
                                                                  ------------
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares authorized,
  15,290,019 shares issued and outstanding).....................  $141,136,383
Net Unrealized Appreciation on Investments......................     3,115,846
Accumulated Undistributed Net Investment Income.................       347,713
Accumulated Net Realized Loss on Investments....................   (23,404,598)
                                                                  ------------
NET ASSETS......................................................  $121,195,344
                                                                  ------------
NET ASSET VALUE PER COMMON SHARE ($121,195,344 divided
  by 15,290,019 shares outstanding).............................  $       7.93
                                                                  ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $10,972,152
Dividends..........................................................      292,448
                                                                     -----------
 Total Income......................................................   11,264,600
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................      779,090
Administrative Fee (Note 2)........................................      119,919
Accounting Services................................................       62,127
Trustees Fees and Expenses (Note 2)................................       35,606
Shareholder Services...............................................       25,805
Custody ...........................................................       16,302
Other .............................................................      159,877
                                                                     -----------
 Total Expenses....................................................    1,198,726
                                                                     -----------
NET INVESTMENT INCOME..............................................  $10,065,874
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net Realized Gain on Investments...................................  $   365,147
                                                                     -----------
Unrealized Appreciation/Depreciation on Investments:
 Beginning of the Period...........................................    3,651,776
 End of the Period.................................................    3,115,846
                                                                     -----------
Net Unrealized Depreciation on Securities During the Period........     (535,930)
                                                                     -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS....................  $  (170,783)
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $ 9,895,091
                                                                     -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................       $ 10,065,874       $  9,989,429
Net Realized Gain/Loss on Investments....            365,147         (1,235,800)
Net Unrealized Appreciation/Depreciation
 on Investments During the Period........           (535,930)        11,165,751
                                                ------------       ------------
Change in Net Assets from Operations.....          9,895,091         19,919,380
Distributions from Net Investment Income.        (10,111,059)        (9,862,536)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................           (215,968)        10,056,844
NET ASSETS:
Beginning of the Period..................        121,411,312        111,354,468
                                                ------------       ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $347,713 and $311,362, respectively)....       $121,195,344       $121,411,312
                                                ------------       ------------

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------





                                                         ----------------------
                                                          1996    1995   1994
--------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period................................  $7.94   $7.28   $8.15
                                                         ------  ------ -------
 Net Investment Income..................................   .658     .65     .65
 Net Realized and Unrealized Gain/Loss on Securities....  (.011)   .655  (.8577)
                                                         ------  ------ -------
Total from Investment Operations........................   .647   1.305  (.2077)
                                                         ------  ------ -------
Less:
 Distributions from Net Investment Income...............   .661    .645   .6623
 Distributions from Net Realized Gains on Securities....     --      --      --
                                                         ------  ------ -------
Total Distributions.....................................   .661    .645   .6623
                                                         ------  ------ -------
Net Asset Value, End of the Period...................... $7.926   $7.94   $7.28
                                                         ------  ------ -------
Market Price Per Share at End of the Period............. $7.500  $7.250  $6.500
Total Investment Return at Market Price (a) (c)......... 12.95%  21.83% (8.06)%
Total Return at Net Asset Value (b) (c).................  8.61%  19.13% (2.08)%
Net Assets at End of the Period (In millions)........... $121.2  $121.4  $111.4
Ratio of Operating Expenses to Average Net Assets.......  1.00%    .94%    .96%
Ratio of Net Investment Income to Average Net Assets....  8.40%   8.50%   7.94%
Portfolio Turnover......................................    36%     34%     45%

(a) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.
(b) Total return at net asset value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.
(c) Prior to fiscal year end 1992, this was not a required disclosure.

--------------------------------------------------------------------------------

                                        April 2, 1988
                                        (Commencement
                                        of Investment
Year Ended December 31                    Operations)
--------------------------------------    to December
    1993   1992   1991   1990    1989        31, 1988
--------------------------------------------------------------
    $7.85  $7.70  $6.66  $7.90   $9.06          $9.30
   ------ ------ ------ ------  ------         ------
      .78   .845    .88   .974    1.06            .68
     .285  .1625   1.05 (1.242) (1.116)        (.2505)
   ------ ------ ------ ------  ------         ------
    1.065 1.0075   1.93  (.268)  (.056)         .4295
   ------ ------ ------ ------  ------         ------
     .765  .8575    .89   .972   1.078          .6695
       --     --     --     --    .026             --
   ------ ------ ------ ------  ------         ------
     .765  .8575    .89   .972   1.104          .6695
   ------ ------ ------ ------  ------         ------
    $8.15  $7.85  $7.70  $6.66   $7.90          $9.06
   ------ ------ ------ ------  ------         ------
   $7.750 $7.625 $7.375 $5.625  $7.500         $9.250
   11.82% 15.22%     --     --      --             --
   14.36% 13.61%     --     --      --             --
   $124.7 $119.6 $116.3 $100.6  $119.4         $134.4
    1.00%   .99%  1.03%  1.00%    .97%           .93%
    8.99% 10.71% 12.11% 13.25%  12.18%         11.26%
      53%    54%    50%    29%     20%            46%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Income Trust (the "Fund") is registered as a diver-sified closed-end management investment company under the Investment Company
Act of 1940, as amended. The Fund's investment objective is to provide current income through investing in a portfolio of debt securities.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are val-ued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not avail-able are valued at the last reported bid price. For those securities where quo-tations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.
  Fund investments include lower-rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At December 31, 1996, debt securities rated below investment grade and comparable unrated securities represented approximately 56.5% of the investment portfolio.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggre-gate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
  The Fund may invest in repurchase agreements, which are short-term invest-ments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase

                               December 31, 1996

-------------------------------------------------------------------------------
agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis and divi-dend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capi-tal gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of approximately $23.4 million which will expire between December 31, 1997 and December 31, 2003. Of this amount, $3,343,595 will expire on December 31, 1997. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends from net investment income to shareholders monthly. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are in-cluded in ordinary income for tax purposes.
  Due to inherent differences in the recognition of income, expenses and real-ized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis report-ing for the current fiscal year have been identified and appropriately reclas-sified. Permanent differences related to the recognition of market discounts on bonds totaling $93,504 and net losses on paydowns of mortgage-

                               December 31, 1996

-------------------------------------------------------------------------------
backed securities totaling $112,505 were reclassified from accumulated net re-alized gain/loss on investments to accumulated undistributed net investment income. In addition, permanent differences relating to the recognition of cer-tain expenses which are not deductible for tax purposes totaling $537 have been reclassified from accumulated undistributed net investment income to cap-ital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .65% of the average weekly net assets of the Fund. In addition, the Fund will pay a monthly administrative fee to Van Kampen American Capital Dis-tributors, Inc.'s or its affiliates' (collectively "VKAC"), the Fund's Admin-istrator, at an annual rate of .10% of the first $250 million and .05% of the amount in excess of $250 million of the average weekly net assets of the Fund. The administrative services provided by the Administrator include record keep-ing and reporting responsibilities with respect to the Fund's portfolio and providing certain services to shareholders.
  For the year ended December 31, 1996, the Fund recognized expenses of ap-proximately $62,100 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Trustees of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with VKAC, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a prorated reduced benefit. Under the Plan, for the Trustees retiring with the effectiveness of the Plan, the annual re-tirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $43,029,677 and $41,853,588, re-spectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

We have audited the accompanying statement of assets and liabilities, includ-ing the investment portfolio of Van Kampen American Capital Income Trust, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Income Trust at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally ac-cepted accounting principles.

ERNST & YOUNG LLP

Houston, Texas
January 31, 1997

                          DIVIDEND REINVESTMENT PLAN


  The Fund pays distributions in cash, but if you own shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, if the Fund declares a dividend or capital gain dis-tribution payable either in cash or shares of the Fund, and the market price of shares on the payment date equals or exceeds their net asset value, the fund will issue new shares to you at a value equal to the higher of the net asset value or 95% of the market price. If such market price is lower than net asset value, or if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the market price exceeds net asset value be-fore the Plan Agent has completed its purchases, the average purchase price may exceed net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares.
  You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distri-butions.
  You may begin or discontinue participation in the Plan at any time by writ-ten notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own shares of record. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practi-cable after receipt of your election to withdraw, or, if you wish, State Street Bank and Trust Company, the Fund's custodian, will sell your shares and send you the proceeds less a service fee of $2.50 and less brokerage commis-sions. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be a taxable event for state, local and foreign tax purposes. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund re-serves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or ter-mination is effective.
  Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                              BOSTON EQUISERVE LP
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                (800) 341-2929

  If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                          RESULTS OF SHAREHOLDER VOTES


  An Annual Meeting of Shareholders of the Fund was held on October 29, 1996, where shareholders voted on a new investment advisory agreement, the election of trustees and the ratification of Ernst & Young LLP as independent auditors. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 9,827,700 shares voted for the proposal, 153,739 shares voted against, 243,927 shares abstained and 440,551 shares represented broker non-votes. With regard to the election of Stephen R. Gross as elected trustee by the common shareholders of the Fund 10,497,208 shares voted in his favor, 166,708 shares withheld. With regard to the election of Alan G. Merten, Ph.D. as elected trustee by the common share-holders of the Fund 10,497,708 shares voted in his favor, 166,208 shares with-held. With regard to the election of F. Robert Paulsen, Ph.D. as elected trustee by the common shareholders of the Fund 10,498,708 shares voted in his favor, 165,208 shares withheld. With regard to the election of Don G. Powell as elected trustee by the common shareholders of the Fund 10,501,366 shares voted in his favor, 162,550 shares withheld. The other trustees of the Fund whose terms did not expire in 1996 are Donald M. Carlton, Ph.D., A. Benton Cocanougher, Ph.D., Steven Muller, Ph.D., R. Richard Pettit, Ph.D. and Alan B. Shepard, Jr. With regard to the ratification of Ernst & Young LLP as indepen-dent auditors for the Fund, 10,471,639 shares voted in favor of the proposal, 55,597 shares voted against and 136,680 shares abstained and 2,000 represented broker non-votes.

                       Tax Notice to Corporate
                             Shareholders

                       For 1996, 2.56% of the
                       dividends taxable as
                       ordinary income quali-
                       fied for the 70% divi-
                       dends received
                       deduction for corpora-
                       tions.

                   VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

BOARD OF TRUSTEES
DONALD M. CARLTON
A. BENTON COCANOUGHER
STEPHEN R. GROSS
ALAN G. MERTEN
STEVEN MULLER
F. ROBERT PAULSEN
R. RICHARDSON PETTIT
DON G. POWELL* -- Chairman
ALAN B. SHEPARD, JR.

OFFICERS
DON G. POWELL*
President
DENNIS J. MCDONNELL*
Executive Vice President
RONALD A. NYBERG*
Vice President and Secretary
EDWARD C. WOOD, III*
Vice President and Chief Financial Officer
CURTIS W. MORELL*
Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
Treasurer
TANYA M. LODEN*
Controller
PETER HEGEL*
ALAN SACHTLEBEN*
PAUL R. WOLKENBERG*
Vice Presidents
INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
One Parkview Plaza Oakbrook Terrace, Illinois 60181

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT
BOSTON EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266

*" Interested" persons of the
   Fund, as defined in the
   Investment Company Act of
   1940.

(C)Van Kampen American Capital
  Distributors, Inc. 1997 All
  rights reserved.

(SM)denotes a service mark of Van Kampen American Capital Distributors, Inc.

-------------------------------
 INQUIRIES ABOUT AN INVESTOR'S
  ACCOUNT SHOULD BE REFERRED
 TO THE FUND'S TRANSFER AGENT
      BOSTON EQUISERVE LP
         P.O. BOX 8200
 BOSTON, MASSACHUSETTS 02266-
             8200
   TELEPHONE: (800) 341-2929
-------------------------------
       ALASKA AND HAWAII
 CALL COLLECT: (713) 993-0500
  ASK FOR CLOSED END FUND AC-
             COUNT
           SERVICES
-------------------------------

                    VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

THIS PAGE INTENTIONALLY LEFT BLANK

                                       24